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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2006

                        Commission file number 001-16111

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                              GLOBAL PAYMENTS INC.
               (Exact name of registrant as specified in charter)

                 Georgia                                        58-2567903
     (State or other jurisdiction of                         (I.R.S. Employer
      incorporation or organization)                        Identification No.)

   10 Glenlake Parkway, North Tower, Atlanta, Georgia             30328-3473
        (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: 770-829-8234

                                      NONE
              (Former name, former address and former fiscal year,
                          if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On September 29, 2006, Global Payments Inc., a Georgia corporation, issued a press release announcing its financial results for the three months ended August 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

        99.1    Press Release dated September 29, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     Global Payments Inc.
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                                                     (Registrant)


Date: September 29, 2006                             By: /s/ Joseph C. Hyde
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                                                         Joseph C. Hyde
                                                         Chief Financial Officer

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